UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2012

First Citizens Banc Corp

(Exact name of Registrant as specified in its charter)

Ohio	0-25980	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	( IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 17, 2012, First Citizens Banc Corp held its Annual Meeting of shareholders. The presentation material, along with Mr. Miller’s presentation notes, is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibit 99 Annual Meeting presentation material

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp
(Registrant)

Date: April 20, 2012
James O. Miller,
President & CEO